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                                                              EXHIBIT 10(iii).8



            FIRST AMENDMENT TO THE OPERATING PERFORMANCE BONUS PLAN
                     FOR EXECUTIVE OFFICERS OF SAFEWAY INC.



         Safeway Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, by resolution of its Board of Directors has adopted this First Amendment to The Operating Performance Bonus Plan for Executive Officers of Safeway Inc. (the "Plan") pursuant to Section 9.2 of the Plan, effective as of January 1, 1997.

 Section 3.1 of the Plan is hereby amended to read in its entirety as follows:

         "Section 3.1 - Form of Payment. Each participant's bonus award may be paid, at the option of the Participant, in cash or in stock, or in any combination of cash and stock. Stock bonuses shall be paid in accordance with the provisions of the 1994 Amended and Restated Stock Option and Incentive Plan for Key Employees of Safeway."

                                  ************

         I hereby certify that the foregoing First Amendment to the Plan was duly adopted by the Board of Directors of Safeway Inc. as of January 1, 1997.

         Executed on this _____ day of __________________, 1997.



                                                  ______________________________
                                                      Assistant Secretary